UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 18, 2008

Date of Report (Date of Earliest Event Reported)

FIRST CALIFORNIA FINANCIAL GROUP, INC.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	000-52498	38-3737811
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3027 Townsgate Road, Suite 300

Westlake Village, CA 91361

(Address of principal executive offices) (Zip Code)

(805) 322-9655

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

(b) First California Financial Group, Inc. issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K today announcing that on November 18, 2008, Mr. Walter Duchanin, Executive Vice President and Chief Credit Officer of First California Bank, the banking subsidiary of First California Financial Group, Inc., died suddenly.

Mr. Duchanin joined First California Bank in November 2007 as Executive Vice President and Chief Credit Officer and has been a key participant in the Company’s success.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

      Exhibit 99.1     Press release dated November 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

FIRST CALIFORNIA FINANCIAL GROUP, INC.

Dated: November 19, 2008	By:	/s/ ROMOLO SANTAROSA
Name: Romolo Santarosa
Title: Executive Vice President, Chief Financial Officer

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